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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): March 19, 1999


                     INDYMAC ABS, INC., (as depositor  under the Pooling
            and Servicing Agreement, dated as of March 1, 1999, providing for the issuance of the INDYMAC ABS, INC., Home Equity Loan Asset-Backed Certificates, Series SPMD 1999-A).

                               INDYMAC ABS, INC.
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            (Exact name of registrant as specified in its charter)


            Delaware                  333-51609                 95-4685267
------------------------------       ------------ -        -------------------
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
        of Incorporation)             File Number)         Identification No.)


     155 North Lake Avenue
     Calabasas, California                                        91101
-----------------------------                                  ----------
     (Address of Principal                                     (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


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Item 5.  Other Events.
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Filing of Computational Materials
---------------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), IndyMac ABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Loan Asset-Backed Certificates, Series SPMD 1999-A.

     In connection with the offering of the Asset-Backed Certificates, Series SPMD 1999-A, NationsBanc Montgomery Securities LLC ("NationsBanc"), as underwriter of the Offered Certificates, has prepared certain materials (the "NationsBanc Computational Materials") for distribution to their potential investors. Similarly, PaineWebber Incorporated ("PaineWebber"), as underwriter of the Offered Certificates, has prepared certain materials (the "PaineWebber Computational Materials") for distribution to their potential investors. Although the Company provided NationsBanc and PaineWebber with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the NationsBanc Computational Materials or the PaineWebber Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The NationsBanc Computational Materials, which are listed as Exhibit 99.1 hereto and the PaineWebber Computational Materials, which are listed as
Exhibit 99.2 hereto, are filed on Form SE dated March 19, 1999.






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         * Capitalized  terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus  supplement
of  IndyMac  ABS,  Inc.,   relating  to  its  Home  Equity  Loan  Asset-Backed
Certificates, Series SPMD 1999-A.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

             99.1 NationsBanc Computational Materials filed on Form SE dated March 19, 1999.

             99.2 PaineWebber Computational Materials filed on Form SE dated March 19, 1999.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INDYMAC ABS, INC.



                                                     By: /s/ John Kim
                                                         --------------
                                                         John Kim
                                                         Vice President



Dated: March 19, 1999

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Exhibit Index
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Exhibit                                                                   Page
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99.1   NationsBanc Montgomery Securities LLC Computational Materials
       filed on Form SE dated March 19, 1999.

99.2   PaineWebber Incorporated Computational Materials filed on
       Form SE dated March 19, 1999.